EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
25-May-07                                                                                                                  31-May-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                            Period #
25-Jun-07                                         ------------------------------                                                  37

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
Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,500,120,934      $179,022,990
     Reserve Account                                                        $9,683,915        $7,424,874
     Yield Supplement Overcollateralization                                $10,287,158          $934,451
     Class A-1 Notes                                                      $313,000,000                $0
     Class A-2 Notes                                                      $417,000,000                $0
     Class A-3 Notes                                                      $470,000,000                $0
     Class A-4 Notes                                                      $256,312,000      $144,566,763
     Class B Notes                                                         $33,521,000       $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $196,968,238
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $12,695,437
           Receipts of Pre-Paid Principal                                   $4,916,107
           Liquidation Proceeds                                               $129,486
           Principal Balance Allocable to Gross Charge-offs                   $204,218
        Total Receipts of Principal                                        $17,945,248

        Interest Distribution Amount
           Receipts of Interest                                               $690,837
           Servicer Advances                                                   $26,002
           Reimbursement of Previous Servicer Advances                              $0
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $27,573
           Net Investment Earnings                                             $30,101
        Total Receipts of Interest                                            $774,513

        Release from Reserve Account                                           $24,291

     Total Distribution Amount                                             $18,539,834

     Ending Receivables Outstanding                                       $179,022,990

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $543,999
     Current Period Servicer Advance                                           $26,002
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $570,001

Collection Account
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     Deposits to Collection Account                                        $18,539,834
     Withdrawals from Collection Account
        Servicing Fees                                                        $164,140
        Class A Noteholder Interest Distribution                              $449,292
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $17,828,073
        Reserve Account Deposit                                                     $0
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                          $0
     Total Distributions from Collection Account                           $18,539,834

Excess Funds Released to the Depositor
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        Release from Reserve Account                                                $0
        Release from Collection Account                                             $0
     Total Excess Funds Released to the Depositor                                   $0

Note Distribution Account
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     Amount Deposited from the Collection Account                          $18,375,694
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $18,375,694

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance    Per $1,000      Factor
     Class A-1 Notes                                                                $0                $0         $0.00       0.00%
     Class A-2 Notes                                                                $0                $0         $0.00       0.00%
     Class A-3 Notes                                                                $0                $0         $0.00       0.00%
     Class A-4 Notes                                                       $17,828,073      $144,566,763        $69.56      56.40%
     Class B Notes                                                                  $0       $33,521,000         $0.00     100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                                $0             $0.00
     Class A-2 Notes                                                                $0             $0.00
     Class A-3 Notes                                                                $0             $0.00
     Class A-4 Notes                                                          $449,292             $1.75
     Class B Notes                                                             $98,328             $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0            $0
     Class B Interest Carryover Shortfall                                           $0                $0            $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        24,377            25,513
     Weighted Average Remaining Term                                             16.23             17.12
     Weighted Average Annual Percentage Rate                                     4.62%             4.62%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
        Current                                                           $156,567,496            87.46%
        1-29 days                                                          $17,389,115             9.71%
        30-59 days                                                          $3,372,839             1.88%
        60-89 days                                                            $774,303             0.43%
        90-119 days                                                           $219,255             0.12%
        120-149 days                                                          $699,982             0.39%
        Total                                                             $179,022,990           100.00%
        Delinquent Receivables +30 days past due                            $5,066,379             2.83%


     Write-offs
        Gross Principal Write-Offs for Current Period                         $204,218
        Recoveries for Current Period                                          $27,573
        Net Write-Offs for Current Period                                     $176,644

        Cumulative Realized Losses                                          $7,459,601


     Repossessions                                                       Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                      $400,643                29
        Ending Period Repossessed Receivables Balance                         $350,449                25
        Principal Balance of 90+ Day Repossessed Vehicles                      $48,883                 2



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $1,051,626
     Beginning Period Amount                                                $1,051,626
     Ending Period Required Amount                                            $934,451
     Current Period Release                                                   $117,175
     Ending Period Amount                                                     $934,451
     Next Distribution Date Required Amount                                   $824,855

Reserve Account
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     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,449,165
     Net Investment Earnings                                                   $30,101
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                              $24,291
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                   $7,424,874
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